Filed Pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO Trust
Prospectus
August 2, 2010
as revised October 19, 2010
■ GMO Emerging Domestic Opportunities Fund

Class II:	—
Class III:	—
Class IV:	—
Class V:	—
Class VI:	—

■ Information about other funds offered by GMO Trust is contained in separate prospectuses.

■ Shares of the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 i

GMO EMERGING DOMESTIC OPPORTUNITIES FUND
FUND SUMMARY
Investment Objective
          Total return.
Fees and Expenses
          The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

	Class II	Class III	Class IV	Class V	Class VI
Purchase premium (as a percentage of amount invested)	0.80%	0.80%	0.80%	0.80%	0.80%
Redemption fee (as a percentage of amount redeemed)	0.80%	0.80%	0.80%	0.80%	0.80%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class II	Class III	Class IV	Class V	Class VI
Management fee	0.75%	0.75%	0.75%	0.75%	0.75%
Shareholder service fee	0.22%	0.15%	0.105%	0.085%	0.055%
Other expenses	1.30%[1]	1.30%[1]	1.30%[1]	1.30%[1]	1.30%[1]
Total annual fund operating expenses	2.27%	2.20%	2.16%	2.14%	2.11%
Expense reimbursement	1.20%[2]	1.20%[2]	1.20%[2]	1.20%[2]	1.20%[2]
Total annual operating expenses after expense reimbursement	1.07%	1.00%	0.96%	0.94%	0.91%

[1]	The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

[2]	Subject to specifically identified exclusions (“Excluded Fund Fees and Expenses”), Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.75% of the Fund’s average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses incurred indirectly by investment in underlying funds, all or a portion of the Fund’s custodial fee (up to 0.10% per annum), investment-related costs, and other expenses described under “Expense Reimbursement” in this Prospectus. This expense limitation will continue through at least August 2, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

Example
          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years
Class II	$271	$756	$188	$669
Class III	$264	$735	$181	$648
Class IV	$260	$723	$177	$636
Class V	$258	$717	$175	$630
Class VI	$255	$708	$172	$621

*	After reimbursement
Portfolio Turnover
          The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.
Principal Investment Strategies
          The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not considered to be “developed markets” by the MSCI World Index or MSCI EAFE Index.
          The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see “Name Policy”). The Fund’s investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Fund does not seek to control risk relative to the MSCI Emerging Markets Index or any other securities index.
          The Manager uses fundamental analysis and proprietary quantitative models to evaluate countries, sectors, and equity investments and makes investment decisions based on its assessment of which investments are most likely to benefit from domestic growth in emerging markets. The models used by the Manager may change over time.

          In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives (including options, futures, warrants, swap contracts, and reverse repurchase agreements) and exchange-traded funds (“ETFs”) (i) as a substitute for direct investment; (ii) in an attempt to reduce investment exposures (which may result in a reduction below zero); (iii) to effect transactions intended as substitutes for securities lending; and/or (iv) in an attempt to adjust elements of its investment and/or foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities.
          The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund.
Principal Risks of Investing in the Fund
          The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Description of Principal Risks.”
•	Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
•	Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments related to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
•	Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
•	Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies that are related to, or whose prospects are linked to, emerging markets and may make investments in companies with smaller market capitalizations.

•	Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it typically makes equity investments in companies whose prospects are linked to the internal development and growth of emerging markets.
•	Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•	Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
•	Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, while each GMO Fund is exposed to some level of management risk, this risk is particularly pronounced for this Fund because it does not seek to control risk relative to a particular securities market index or benchmark.
          Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including ETFs) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Performance
          Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Management of the Fund
          Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
          Investment Division and Senior Members of GMO responsible for day-to-day management of the Fund:

Senior Members
Investment Division	(Length of Service)	Title

Emerging Markets	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO.

Emerging Markets	Amit Bhartia (since 1995)	Member, Emerging Markets Division, GMO.
Purchase and Sale of Fund Shares
          Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf.
          Eligibility to purchase Fund shares or different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment,” which includes only a client’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. No minimum additional investment is required to purchase additional shares of the Fund.
Minimum Investment Criteria for Class Eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment
Class II Shares	N/A	$10 million
Class III Shares	$50 million	N/A
Class IV Shares	$125 million	$250 million
Class V Shares	$250 million	$500 million
Class VI Shares	$300 million	$750 million
          Fund shares are redeemable, and under ordinary circumstances you may redeem the Fund’s shares when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be initiated through that broker or agent. For instructions on redeeming shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

          Purchase order forms and redemption requests can be submitted by mail or facsimile (and with respect to purchase order forms, by other form of communication pre-approved by GMO Shareholder Services) to the Trust at:
GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: 1-617-439-4192
Attention: Shareholder Services
Tax Information
          The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are an entity that is exempt from income tax or are investing through a tax-advantaged account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawal of monies from that account.
Financial Intermediary Compensation
          If you purchase shares of the Fund through a broker-dealer, agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RISKS, AND EXPENSES
          Fund Summary. The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI.
          Fundamental Investment Objectives/Policies. The Board of Trustees (“Trustees”) of the Trust may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” The Fund does not currently have any investment objectives that are fundamental. There is no guarantee that the Fund will be able to achieve its investment objective.
          Tax Consequences and Portfolio Turnover. Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions that are not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Fund. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause the Fund to trade more frequently at some times than at others. High turnover rates may adversely affect the Fund’s performance by generating higher transaction costs. Additionally, portfolio turnover may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed to them unless the shareholders themselves are exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders, when distributed to them, at ordinary income tax rates. See “Distributions and Taxes” below for more information about the tax consequences of these types of income.
          Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in another Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the term “equity investments” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts and (ii) the term “total return” includes capital appreciation and income.
          Investments in Unaffiliated Money Market Funds and GMO U.S. Treasury Fund. The Fund may invest in unaffiliated money market funds and may (but is not required to) invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another GMO Fund described in “Investment in Other GMO Funds.”
          Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund Summary.
          Annual Fund Operating Expenses — Other Expenses and Acquired Fund Fees and Expenses. The amount listed under “Other expenses” in the “Annual Fund operating expenses” table included in the Fund Summary reflects an annualized estimate of direct expenses associated with an investment in the Fund for the Fund’s initial fiscal year. The Fund may invest in certain other funds of the Trust (each fund of the Trust, including the Fund, a “GMO Fund,” and collectively, the “GMO Funds”), ETFs, and certain other pooled investment vehicles (“underlying funds”), and the indirect net expenses associated with the Fund’s investment (if any) in underlying funds are reflected in “Other expenses” if those expenses are less than 0.01% of the average net assets of the Fund. The indirect net expenses of underlying funds are estimated to be less than 0.01% for the Fund’s initial fiscal year. These amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless those issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund invests.
          Fee and Expense Example. The expense example under “Example” included in the Fund Summary assumes that all dividends and distributions are reinvested.
          Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.
DESCRIPTION OF PRINCIPAL RISKS
          Investing in mutual funds involves many risks, and factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are summarized briefly in the Fund Summary and are summarized in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the nature of these principal risks and some related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time. The SAI includes more information about the Fund and its investments.
          The Fund is exposed to all the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in the Fund Summary and in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.
          The Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Fund is intended to serve as part of a diversified portfolio of investments. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	MARKET RISK—EQUITY SECURITIES
          The Fund runs the risk that the market value of its equity investments will decline. The market value of equity investments may decline for reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It also may decline due to factors that affect a particular industry or industries, such as a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, it may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

          The Fund invests a substantial portion of its assets in equities and generally does not take temporary defensive positions. As a result, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
•	FOREIGN INVESTMENT RISK
          Because the Fund invests in foreign (non-U.S.) securities, it is subject to additional and more varied risks. The securities markets of many foreign countries involve securities of only a limited number of companies in a limited number of industries. As a result, the market prices of those securities may fluctuate more than those of U.S. securities. In addition, issuers of foreign securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on those securities, on transactions in those securities, or otherwise on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction). Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation of assets of issuers to which the Fund is exposed, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), political changes, and diplomatic developments could adversely affect the value of the Fund’s investments. In some foreign markets, custody arrangements for foreign securities may offer significantly fewer protections than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers.
          U.S. investors are required to maintain a license to invest directly in many foreign markets, and there are risks associated with any license that the Fund needs to maintain. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, the Fund will be required to obtain exposure to the market through the purchase of American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.
          Foreign investment risk is particularly pronounced for the Fund. In addition, because the Fund invests a significant portion of its assets in investments related to emerging markets, it is subject to greater foreign investment risk than funds that invest primarily in more developed foreign markets. The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for the Fund.
•	CURRENCY RISK
          Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.
          The Fund uses derivatives to acquire positions in currencies whose value the Manager expects to correlate with the value of currencies the Fund owns, currencies the Manager wants the Fund to own, or currencies the Fund is exposed to through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund also takes overweighted or underweighted currency positions relative to its performance index and/or alters the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its equity investments and/or its performance index. See also “Foreign Investment Risk” above.
          Because the Fund has foreign currency holdings and/or invests or trades in securities denominated in foreign currencies or related derivatives, it may be adversely affected by changes in the exchange rates of foreign currencies. Currency risk is particularly pronounced for the Fund. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions may not be secured by collateral, which increases counterparty risk (see “Credit and Counterparty Risk” below).
•	LIQUIDITY RISK
          The effect of liquidity risk is particularly pronounced when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. In addition, holding less liquid securities increases the likelihood that the Fund will honor redemption requests in-kind. Because the Fund’s principal investment strategies involve the use of securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, foreign securities (in particular emerging market securities), and/or derivatives (in particular over-the-counter derivatives), its investments are often less liquid than other types of securities. These types of investments are more likely to be fair valued (see “Determination of Net Asset Value”). Less liquid securities are more susceptible to loss of value and their prices may decline more than other securities when markets decline generally.

          The Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing out a short position). Some of the markets, exchanges, or securities in which the Fund invests may prove to be less liquid and this would affect the price at which, and the time period in which, the Fund may liquidate positions to meet redemption requests or other funding requirements. Although U.S. Treasury securities have historically been among the most liquid fixed income investments, there can be no assurance that these securities will not become less liquid in the future.
          Liquidity risk is particularly pronounced for the Fund because it makes (or may make) investments in emerging market securities that are not widely traded and sometimes subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that are not widely held and trade less frequently and in lesser quantities than securities of companies with larger market capitalizations. See “Smaller Company Risk” below and “Foreign Investment Risk” above for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities.
•	FOCUSED INVESTMENT RISK
          Funds whose investments are focused in particular countries, regions, sectors, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. In addition, Funds that invest in securities of a small number of issuers are subject to greater overall risk than funds that invest in securities of many different issuers.
          Because the Fund may invest a significant portion of its assets in investments related to emerging markets, it may have more exposure to regional and country economic risks than Funds making foreign investments throughout the world’s economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, if the Fund invests in the equity securities of companies located in a particular geographic region or foreign country, it will be particularly vulnerable to events affecting companies located in that region or country because those companies often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political, or other developments. Focused investment risk is particularly pronounced for the Fund because it typically makes equity investments in companies whose prospects are linked to the internal development and growth of emerging markets.
          To the extent the Fund invests in the securities of a limited number of issuers, the Fund will be particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
•	MARKET DISRUPTION AND GEOPOLITICAL RISK
          The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events are possible. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008 may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, foreign investment risk, currency risk, and credit and counterparty risk, will likely increase. Market disruptions can also prevent the Fund from implementing its investment program for a period of time and achieving its investment objective. For example, a disruption may cause the Fund’s derivative counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury’s ability to satisfy its obligations.
•	SMALLER COMPANY RISK
          Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. This risk is particularly pronounced for the Fund, which normally invests a portion of its assets in companies with smaller market capitalizations.
•	MANAGEMENT AND OPERATIONAL RISK
          The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager uses proprietary investment techniques and risk analyses in making investment decisions for the Fund, but there is no assurance that the Manager will achieve the desired results and the Fund may incur significant losses. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. The Fund generally does not take temporary defensive positions and instead generally stays fully invested in the asset class in which it is permitted to invest (e.g., foreign equities). Management risk may be particularly pronounced for the Fund because the Fund does not seek to control risk relative to a particular securities market index or benchmark.
          The Fund also is subject to operational risk associated with the Manager’s provision of investment management, administrative, and shareholder services to the Fund. Operational risk is the risk that deficiencies in the Manager’s internal systems or controls, or in those of a service provider to whom the Manager has contractually delegated responsibilities, will cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, human error, and system failures by the Manager or a service provider. For example, trading delays or errors (both human and systematic) caused by the Manager could prevent the Fund from purchasing a security that the Manager expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund.

•	CREDIT AND COUNTERPARTY RISK
          This is the risk that the counterparty to a repurchase agreement or reverse repurchase agreement or other OTC derivatives contract, or a borrower of the Fund’s securities (including a borrower of a Fund’s portfolio securities pursuant to the Fund’s securities lending program) will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
          The Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts, swap contracts, and reverse repurchase agreements), enters into repurchase agreements, or lends its portfolio securities. See “Derivatives Risk” below for more information. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them. Funds that use swap contracts are subject, in particular, to the creditworthiness of the contracts’ counterparties because some types of swap contracts used by the Fund have durations longer than six months (and, in some cases, a number of decades). In addition, the creditworthiness of a counterparty may be adversely affected by larger-than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. OTC derivatives generally involve greater credit and counterparty risk than exchange-traded derivatives. The Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives.
          The Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities transactions through a single broker or dealer. If the broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.
•	MARKET RISK—VALUE SECURITIES
          Because the Fund purchases equity investments at prices below what the Manager believes to be their fundamental value, it runs the risk that their prices will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
•	DERIVATIVES RISK
          The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and related indices. The SAI contains a description of the various types and uses of derivatives in the Fund’s investment strategies.
          The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
          Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
          Derivatives also present risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, currency risk, and credit and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
          There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
          Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
          Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and credit and counterparty risk (see “Credit and Counterparty Risk” above), and are subject to documentation risks.

•	FUND OF FUNDS RISK AND RELATED CONSIDERATIONS
          Because the Fund invests in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this paragraph, “underlying Funds”) it is exposed to the risk that the underlying Funds do not perform as expected. In addition, because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. The Fund also is indirectly exposed to all of the risks applicable to an investment in the underlying Funds. To the extent the Fund invests in shares of U.S. Treasury Fund, it is likely to be subject to Large Shareholder Risk because U.S. Treasury Fund is more likely to have large shareholders (e.g., other GMO Funds).
          Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.
•	LEVERAGING RISK
          The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged (i.e., the Fund’s exposure to underlying securities, assets, or currencies exceeds its net asset value). Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s portfolio will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on a redemption.
          The Fund may engage in securities lending and may have temporary net long exposures in excess of its net assets as a result of derivative positions taken in connection with rebalancing the Fund’s portfolio in anticipation of cash flows (redemptions, subscriptions, payments of fees, etc.). In addition, the Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.
•	LARGE SHAREHOLDER RISK
          To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests or purchase portfolio securities to invest cash. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund. A substantial percentage of the Fund may be held by other GMO Funds and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carry forwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s ability to use tax equalization. To the extent the Fund invests in other GMO Funds having large shareholders, the Fund is indirectly subject to this risk.
•	NON-DIVERSIFIED FUND
          The Fund is not a “diversified” investment company within the meaning of the 1940 Act. This means the Fund is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, the Fund may be subject to greater credit, market, and other risks, and poor performance by a single issuer may have a greater impact on the Fund’s performance than if the Fund were “diversified.”
MANAGEMENT OF THE FUND
          GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder services to the Fund and other GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2010, GMO managed on a worldwide basis more than $95 billion of assets for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.
          Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio and the shareholder services it provides to the Fund, the Manager administers the Fund’s business affairs.
          Each class of shares of the Fund pays the Manager shareholder service fees for providing client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.
          As of the date of this Prospectus, the Fund had not yet operated for a full fiscal year but pays the Manager, as compensation for investment management services, an annual fee equal to 0.75% of the Fund’s average daily net assets for each class of shares.
          A discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract will be included in the Fund’s annual or semiannual shareholder report for the period during which the Trustees approved that contract.
          GMO’s Emerging Markets Division is responsible for day-to-day investment management of the Fund. The Division’s investment professionals work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.
          The following table identifies the senior members of GMO’s Emerging Markets Division who are responsible for providing investment management services to the Fund and each senior member’s length of service as a senior member, title, and business experience during the past five years. The senior members manage or allocate responsibility for portions of the portfolios to members of their Division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

	Senior Members (Length of	Title; Business Experience
Investment Division	Service)	During Past 5 Years

Emerging Markets	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO.
Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.

Emerging Markets	Amit Bhartia (since 1995)	Member, Emerging Markets Division, GMO.
Mr. Bhartia has been engaged in portfolio management of GMO’s emerging markets equity portfolios since 1995.
          The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Fund and other GMO Funds for which they have responsibility.
Custodian and Fund Accounting Agent
          Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund’s custodian and fund accounting agent.
Transfer Agent
          State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s transfer agent.
Expense Reimbursement
          As more fully described in the Fund’s “Annual Fund Operating Expenses” table under the caption “Fees and Expenses” in the Fund Summary, the Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.75% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” As used in this Prospectus, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and custodial fees (provided that the Manager will reimburse the Fund for any portion of the Fund’s annual custodial fees that exceeds 0.10% of the Fund’s average daily net assets).

          In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Expense Reimbursement Amount.
          The Fund’s contractual expense limitations will continue through at least August 2, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.
DETERMINATION OF NET ASSET VALUE
          The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.
          The value of the Fund’s investments is generally determined as follows:
Exchange-listed securities (other than Exchange-listed options)
•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

•	Broker bid (if the private market is more relevant in determining market value than the exchange)
       (Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)
Exchange-listed options
•	Most recent bid price for long positions

•	Most recent ask price for short positions
Unlisted securities (if market quotations are readily available)
•	Most recent quoted bid price
Note: There can be no assurance that brokers will be able to provide bid prices. If quotes are not used, the Fund would seek alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).
Certain debt obligations (previously acquired and having sixty days or less to final maturity)
•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)

All other fixed income securities (includes bonds, asset-backed securities, loans, structured notes)
•	Most recent bid supplied by a single pricing source chosen by the Manager
Shares of other GMO Funds and other open-end registered investment companies
•	Most recent NAV
“Fair Value” Pricing
          For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances make an existing methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.
          With respect to the Fund’s use of “fair value” pricing, you should note the following:
▶	In some cases, a significant percentage of the Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

▶	Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.

▶	The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its performance index more than would otherwise be the case. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. In these cases, the index may use the local market closing price, whereas the Fund may use an adjusted “fair value” price.
          The values of foreign securities quoted in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.
          The Manager evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices often are available for many securities held by the Fund, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. In addition, because the Fund may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.
NAME POLICY
          To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its assets in investments related to emerging markets (the “Name Policy”). The Name Policy is described in the “Principal investment strategies” section of the Fund Summary.
          The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. For purposes of this Prospectus, an investment is “related” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. The Fund may invest directly in securities of companies in a particular country, or geographic region or indirectly, for example, through investments in another GMO Fund, derivatives, or synthetic instruments with underlying assets that have economic characteristics similar to investments related to a particular country or geographic region.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of the Fund are posted monthly on GMO’s website and are available to shareholders without a confidentiality agreement. In addition, from time to time position attribution information regarding the Fund may be posted to GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). Additional information regarding the Fund’s portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately five days after month end. Periodically, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

     To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by GMO to be in the best interest of the shareholders of the Fund. GMO may make portfolio holdings information available in alternate formats under the conditions described in the SAI. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.
     The Fund or GMO may suspend the posting of portfolio holdings, and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
HOW TO PURCHASE SHARES
     Under ordinary circumstances, you may purchase the Fund’s shares directly from the Trust on days when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request until it has received a GMO Trust Application deemed to be in good order by the Trust or its designated agent. In addition, the Trust will not accept a purchase request unless an IRS Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for foreign shareholders) with a correct taxpayer identification number (if required) is on file with GMO and that W-9 or W-8 is deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. Subject to future guidance from the Internal Revenue Service, the Trust may require additional tax-related certifications, representations or information from you in order to comply with the “Foreign Account Tax Compliance” provisions of the recently enacted Hiring Incentives to Restore Employment Act. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. GMO has the right to make final good order assessments.
     Purchase Policies. You must submit a purchase request in good order to avoid having it rejected by the Trust or its designated agent. In general, a purchase request is in good order if it includes:
•	The name and/or CUSIP number of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list.
     If payment in full (by check, wire, or, when approved, securities) is not received prior to the earlier of the close of the NYSE or 4:00 p.m. Boston time on the intended purchase date, the request may be rejected or deferred until payment is received unless prior arrangements for later payment have been approved by GMO.
     If the purchase request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If that request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open (plus any applicable purchase premium). See “Purchase Premiums and Redemption Fees” on page 26 of this Prospectus for a discussion of purchase premiums charged by the Fund, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums (if any) are not charged on reinvestments of distributions.
     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
     The Trust or its agents reserve the right to reject any purchase order. In addition, without notice, the Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.
     Minimum investment amounts (by class) are set forth in the tables on page 27 of this Prospectus. No minimum additional investment is required to purchase additional shares of the Fund. The Trust may waive initial minimums for some investors.
     Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Fund after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a good order purchase request prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
     Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:
GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: 1-617-439-4192
Attention: Shareholder Services
     Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. A purchase request submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its designated agent. A purchase request delivered by facsimile is “received” by the Trust when it is actually received by the Trust or its designated agent.

     Funding Your Investment. You may purchase shares:
•	with cash (via wire transfer or check)
▶	By wire. Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company, Boston, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Deposit Account 00330902
Further credit: GMO Emerging Domestic Opportunities Fund/Account name and number
▶	By check. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
Box 5493	200 Clarendon Street
Mail Code JHT1651	Mail Code JHT1651
Boston, MA 02206	Boston, MA 02116
•	in exchange for securities acceptable to the Manager
▶	securities must be approved by the Manager prior to transfer to the Fund.

▶	securities will be valued as set forth under “Determination of Net Asset Value”
•	by a combination of cash and securities
     Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to the Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.
     The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures include prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Fund will not automatically redeem shares that are the subject of a rejected exchange request. The Fund reserves the right to reject any order or terminate the sale of Fund shares at any time.
     Shares of the Fund may be distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and/or restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO considers to be potentially harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.
HOW TO REDEEM SHARES
     Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be effected through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust may take up to seven days to remit proceeds.
     Redemption Policies. You must submit a redemption request in good order to avoid having it rejected by the Trust or its designated agent. In general, a redemption request is in good order if it includes:
•	The name and/or CUSIP number of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed or that the client wants to receive;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on the NYSE on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.
     If a redemption request in good order is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If a redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the NYSE is open (less any applicable redemption fee) unless you or another authorized person on your account have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you or another authorized person on your account have instructed GMO Shareholder Services to defer the redemption to another day, you or another authorized person on your account may revoke your redemption request in writing at any time prior to 4:00 p.m. Boston time or before the close of regular trading on the NYSE (whichever is earlier) on the redemption date. Redemption fees, if any, apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” on page 26 for a discussion of redemption fees charged by the Fund, including circumstances under which all or a portion of the fees may be waived. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm that your redemption request was received and is in good order.
     Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.
     As with all GMO Funds, if the Manager determines, in its sole discretion, that paying redemption proceeds wholly or partly in cash would be detrimental to the best interests of the Fund’s remaining shareholders, the Fund may pay the redemption proceeds in whole or in part with securities instead of cash. In particular, if market conditions deteriorate and the Manager believes the Fund’s redemption fee (if any) is not fair compensation for transaction costs, the Fund may limit cash redemptions (honoring redemptions with portfolio securities) to protect the interests of all Fund shareholders. Redemptions in-kind may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities directly.
     If a redemption is paid in cash:
•	payment will generally be made by means of a federal funds transfer to the bank account designated in a recordable format by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed
▶	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form
•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).
     The Trust will not pay redemption proceeds to third-parties and does not offer check-writing privileges.
     If a redemption is paid with securities, you should note that:
•	the securities will be valued as set forth under “Determination of Net Asset Value”

•	the securities will be selected by the Manager in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of the securities

•	redemptions paid in securities are generally treated by shareholders for tax purposes the same as redemptions paid in cash

•	the securities will be transferred and delivered by the Trust as directed in writing by an authorized person on your account.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:
•	if the NYSE and/or the Federal Reserve Bank are closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.
     Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or the class held by the shareholder exceed a percentage of the outstanding shares of the Fund or the class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of the Fund.
     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
     Submitting Your Redemption Request. Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares – Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its designated agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption request.
PURCHASE PREMIUMS AND REDEMPTION FEES
     Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. The Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. Please refer to the “Shareholder Fees” table under the caption “Fees and Expenses” in the Fund Summary for details regarding the purchase premium and/or redemption fee charged by the Fund. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).
Waiver of Purchase Premiums/Redemption Fees
     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into the Fund when placing orders for the cash purchase or redemption of Fund shares by accounts over which the Manager has investment discretion, including

GMO asset allocation funds and other pooled investment vehicles. Consequently, those accounts will tend to benefit more from waivers of the Fund’s purchase premiums and redemption fees than other Fund shareholders. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.
     The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Fund normally does not charge a redemption fee when it uses securities to redeem its shares except to the extent of any cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs.
     Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received.
MULTIPLE CLASSES AND ELIGIBILITY
     The Fund currently offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is in their shareholder service fee. Differences in the fee reflect the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the client’s assets. Thus, the shareholder service fee generally is lower for classes requiring greater minimum investments.
     Eligibility to purchase Fund shares or different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment,” which includes only a client’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. No minimum additional investment is required to purchase additional shares of the Fund. The Trust may waive initial minimums for some investors.
Minimum Investment Criteria for Class Eligibility

			Shareholder Service Fee
	Minimum Total Fund	Minimum Total GMO	(as a % of average daily
	Investment	Investment[1]	net assets)
Class II Shares	N/A	$10 million	0.22%
Class III Shares	$50 million	N/A	0.15%
Class IV Shares	$125 million	$250 million	0.105%
Class V Shares	$250 million	$500 million	0.085%
Class VI Shares	$300 million	$750 million	0.055%

[1]	The eligibility requirements in the table above are subject to exceptions and special rules for plan investors investing through financial intermediaries. See discussion immediately following this table for more information about these exceptions and special rules.
     A client’s Total GMO Investment equals the Manager’s estimate of the market value of all the client’s assets managed by GMO and its affiliates (i) at the time of the client’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by the Manager (including those described below under “Conversions between Classes”) (each, a “Determination Date”). When purchasing shares of the Fund, investors should consult with the Manager to determine the applicable Determination Date and the share class for which they are eligible.
     Upon request GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total GMO Investment minimums over a specified period (a “Commitment Letter”).
     You should note:
•	No minimum additional investment is required to purchase additional shares of the Fund for any class of shares.

•	The Manager makes all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making those determinations.

•	Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

•	The Trust may waive eligibility requirements for certain persons, accounts or special situations. As of the date of this Prospectus, these waivers include the waiver of eligibility requirements for (i) GMO Funds and other accounts over which GMO has investment discretion that invest in other GMO Funds, (ii) GMO employees and their family members, and (iii) the Trustees of the Trust, each of which may invest in the least expensive class of those GMO Funds offered at the time of investment without regard to the amount invested.

•	Investments through an intermediary generally are invested in Class III Shares.
Conversions between Classes
     In determining whether a client is eligible to purchase Fund shares, GMO considers each client’s Total Fund Investment and Total GMO Investment on each Determination Date. Based on this determination, and subject to the following, each client’s shares of the Fund eligible for conversion will be converted to the class of shares of the Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). Except as noted below, with respect to the Fund:
•	To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date (generally at the close of business on the last business day of each calendar quarter), the client’s shares eligible for conversion generally will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•	If a client no longer satisfies all minimum investment requirements for the class of shares of the Fund held by the client on the last Determination Date of a calendar year (generally at the close of business on the last business day of the calendar year), the Fund generally will convert the client’s shares to the class it is then offering bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class then held by the client). If a client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Fund will convert the client’s shares to the class of the Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, a client’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice, and if the client makes an additional investment and/or the value of the client’s shares otherwise increases prior to the end of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares, the client will remain in the class of shares then held by the client. Solely for the purpose of determining whether a client has satisfied the minimum investment requirements for the client’s current class of shares, the value of the client’s shares is considered to be the greater of (i) the value of the client’s shares on the relevant Determination Date or (ii) the value of the client’s shares on the date that GMO reassesses the value of the client’s account for the purpose of sending notice of a proposed conversion. If the client is not able to make an additional investment in the Fund solely because the Fund is closed to new investment or is capacity constrained, the class of shares then held by the client will not be converted unless the Manager approves reopening the Fund to permit the client to make an additional investment. The conversion of a client’s shares to a class of shares bearing a higher shareholder service fee generally will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments and/or redemptions, on any other date the Manager determines.
     The Fund may at any time without notice convert a client’s shares to the class it is then offering bearing the lowest shareholder service fee for which the client satisfied all minimum investment requirements (or, if the Fund has no such class, the class of that Fund bearing the highest shareholder service fee) if the client no longer satisfies all minimum investment requirements for the class of shares held by the client and: (i) the Manager believes the client has engaged in an abusive pattern of investments and/or redemptions (e.g., a large investment just before a Determination Date and a redemption right after the Determination Date), (ii) the client fails to meet the applicable Total Fund Investment or Total GMO Investment minimums by the time specified in the client’s Commitment Letter, or (iii) the total expense ratio borne by the client immediately following the conversion is equal to or less than the total expense ratio borne by the client immediately prior to such conversion (after giving effect to any applicable fee and expense waivers or reimbursements).
     The Fund has been advised by counsel that, for tax purposes, the conversion of a client’s investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the shares that are converted. The client’s tax basis in the new class of shares immediately after the conversion should equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.
DISTRIBUTIONS AND TAXES
     The Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. The Fund also intends to distribute net realized capital gains, whether from the sale of securities held by the Fund for not more than one year (net short-term capital gains) or from the sale of securities held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. From time to time, distributions by the Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.
     All dividends and/or distributions are reinvested in additional shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.
     It is important for you to note:
•	The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

•	For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income.

•	For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income.

•	The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its applicable shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•	If the Fund realizes capital losses in excess of capital gains for any taxable year, these excess losses will carry over and can be used to offset capital gains realized in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) such losses have been fully utilized to offset net realized capital gains, whichever comes first. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of net investment income properly designated by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with a 0% rate applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, eliminate or change the “qualified dividend income” provision or the reduction of long-term capital gain rates for individuals to or for tax years beginning on or after January 1, 2011.

•	Distributions by the Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•	Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

•	Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes on dividends, interest, or capital gains. The Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities. Those withholding and other taxes will reduce the Fund’s yield on foreign securities. The foreign withholding and other tax rates applicable to the Fund’s investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. The Fund may be eligible for and may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of certain foreign taxes paid by or withheld from the Fund on its foreign portfolio securities. In addition, the Fund’s investments in foreign securities (other than equity securities), foreign currencies, or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. See “Taxes” in the SAI for more information.

•	Under the GMO Funds’ securities lending arrangements, when a dividend is paid to a Fund security out on loan, the borrower is required to pay to that Fund a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund would have received if it had received the dividend directly. Because some borrowers of foreign securities may be subject to levels of taxation that are lower than the rates applicable to the Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Fund for the opportunity to earn that profit. In the United States, certain swaps and securities lending transactions designed to enable non-U.S. persons to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends have received the attention of U.S. lawmakers. In response, Congress enacted legislation in March 2010 to limit these practices. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to foreign securities or that foreign taxing authorities will not otherwise challenge beneficial tax results arising from securities lending arrangements.

•	Certain of the Fund’s investment practices, including derivative transactions, hedging activities generally, and securities lending activities (if any), as well as certain of the Fund’s investments, including those “marked to the market” for U.S. federal income tax purposes, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions and, in some cases, may cause the Fund to liquidate investments at a time when it is not advantageous to do so. See “Taxes” in the SAI for more information about the tax consequences of the Fund’s specific investment practices and investments.

•	To the extent the Fund invests in other GMO Funds or other investment companies treated as partnerships or RICs for U.S. federal income tax purposes, including ETFs, the Fund’s distributions could vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by the underlying investment companies. See “Taxes” in the SAI for more information.
     The above is a general summary of the principal U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by the Fund (if any), to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisors regarding the applicability of any such exemption to your situation.
     See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in the Fund for non-U.S. shareholders.

INVESTMENT IN OTHER GMO FUNDS
     GMO U.S. Treasury Fund. GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of the Trust, is offered through a separate prospectus. U.S. Treasury Fund is managed by GMO.
     U.S. Treasury Fund pays an investment management fee to the Manager at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets. Subject to Excluded Expenses, the Manager has contractually agreed to reimburse U.S. Treasury Fund to the extent U.S. Treasury Fund’s total annual operating expenses exceed 0.08% of U.S. Treasury Fund’s average daily net assets. This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by U.S. Treasury Fund’s Board of Trustees. In addition to this contractual expense limitation, the Manager has voluntarily agreed to waive U.S. Treasury Fund’s management fee and to reimburse U.S. Treasury Fund to the extent U.S. Treasury Fund’s total annual operating expenses exceed 0.00% of U.S. Treasury Fund’s average daily net assets (excluding Excluded Expenses). The Manager may change or terminate these voluntary waivers and reimbursements at any time. During any period for which these voluntary waivers and reimbursements are in effect, U.S. Treasury Fund will incur management fees at an annual rate lower than 0.08% of U.S. Treasury Fund’s average daily net assets, and, as a result net annual operating expenses for U.S. Treasury Fund will be lower. For these purposes, “Excluded Expenses” are expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).
     U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.
     U.S. Treasury Fund primarily invests in U.S. Treasury securities. Under normal circumstances, U.S. Treasury Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.
     U.S. Treasury Fund may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent on, among other things, U.S. Treasury Fund’s having an interest in the security that can be realized in the event of the insolvency of the counterparty.
     In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund also may invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal

Deposit Insurance Corporation (FDIC). U.S. Treasury Fund also may invest in unaffiliated money market funds.
     U.S. Treasury Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, U.S. Treasury Fund may own a security with a stated or remaining maturity of greater than one year.
     Although U.S. Treasury Fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.
     In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.
     Other GMO Funds may invest in U.S. Treasury Fund to achieve exposure to U.S. Treasury securities, to invest cash, and/or to seek to generate a return similar to yields on U.S. Treasury securities.
     U.S. Treasury Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, an independently maintained and published short-term Treasury bill index.
     To the extent the Fund invests in U.S. Treasury Fund, it is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk — Fixed Income Securities, Credit and Counterparty Risk, Focused Investment Risk, Large Shareholder Risk, Liquidity Risk, Management and Operational Risk, Market Disruption and Geopolitical Risk, and Fund of Funds Risk. Shareholders of the Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.
FUND CODES
The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered (if any).

	Ticker	Symbol	CUSIP
Class II	—	—	362013229
Class III	—	—	362013211
Class IV	—	—	362013195
Class V	—	—	362013187
Class VI	—	—	362013179

GMO TRUST
ADDITIONAL INFORMATION
     The Fund’s annual and semiannual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its initial fiscal year. The Fund’s annual and semiannual reports (when available) will be, and the Fund’s SAI is, available free of charge by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
     You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.
SHAREHOLDER INQUIRIES
Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
DISTRIBUTOR
Funds Distributor, LLC
10 High Street
Suite 302
Boston, Massachusetts 02110
Investment Company Act File No. 811-04347